UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2002



                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


Delaware                                333-89556                    13-6357101
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (212) 902-1000

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.     Other Events

            On June 6, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the
PSA) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of the GSAMP Trust 2002-WMC1, Mortgage Pass-Through Certificates, Series 2002-WMC1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   -----------

(99.1) Collateral Term Sheets and Structural Term Sheets prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2002-WMC1, Mortgage Pass-Through Certificates, Series 2002-WMC1.

(99.2) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2002-WMC1, Mortgage Pass-through Certificates, Series 2002-WMC1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GS MORTGAGE SECURITIES CORP.

September 18, 2002
                                        By: /s/ Jay Strauss
                                            ------------------------------------
                                            Name:  Jay Strauss
                                            Title: Secretary

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Collateral Term Sheets and Structural Term            (E)
                  Sheets prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2002-WMC1, Mortgage Pass-Through Certificates, Series
                  2002-WMC1.

(99.2)            Collateral Term Sheets prepared by                    (E)
                  Goldman, Sachs & Co. in connection with
                  the GSAMP Trust 2002-WMC1, Mortgage
                  Pass-through Certificates, Series 2002-WMC1.